UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 26, 2018

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective August 1, 2018, Steven C. Marshall intends to step down from his position as Executive Vice President and President, U.S. Tower Division of American Tower Corporation (the “Company”) and transition to the new role of Executive Vice President, Senior Advisor to the Company's Chief Executive Officer. Mr. Marshall will hold this position through October 31, 2018 to assist in the transition of responsibilities. The Company’s Board of Directors has appointed Steven O. Vondran, Senior Vice President and General Counsel, U.S. Tower Division, to the role of Executive Vice President and President, U.S. Tower Division, effective August 1, 2018.

(e) On July 26, 2018, as part of the Company’s long-term incentive compensation planning, the Compensation Committee (the “Committee”) of the Company’s Board of Directors approved a new form of award agreement (the “Award Agreement”) for grants of performance-based restricted stock units (“PSUs”) pursuant to the Company’s 2007 Equity Incentive Plan, as amended, to employees other than the Company’s Chief Executive Officer (the “CEO”). The Award Agreement provides for either a full or pro rata payout of PSUs earned based on Company performance after the Scheduled Vesting Date in the event of a Separation Event or Qualified Retirement (each as defined in the Award Agreement) subject to certain conditions being met. In addition, the Committee approved an amendment of all outstanding PSU awards, including PSU awards held by the Company’s executive officers other than the Company's CEO, to conform to the payout distribution methodology described above.

A copy of the Award Agreement for the PSUs is filed herewith as Exhibit 10.1, and the foregoing description of the form of award agreement is qualified in its entirety by reference to the terms and provisions thereof.

Item 8.01    Other Events.

On August 1, 2018, the Company issued a press release (the “Press Release”) announcing the management changes described above in Item 5.02(b). A copy of the Company’s press release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Form of Notice of Grant of Performance-Based Restricted Stock Units and PSU Agreement (U.S. Employee) Pursuant to the American Tower Corporation 2007 Equity Incentive Plan, as amended.
99.1	Press Release, dated July 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	July 31, 2018	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President, Chief Financial Officer and Treasurer